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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                         SUPPLEMENT DATED MAY 1, 2009
                                      TO
                         PROSPECTUS DATED MAY 1, 2004
                           (FLEXIBLE VALUE ANNUITY)

                         SUPPLEMENT DATED MAY 1, 2009
                                      TO
                         PROSPECTUS DATED MAY 1, 2000
                                (SECURANNUITY)

                         SUPPLEMENT DATED MAY 1, 2009
                                      TO
                       PROSPECTUS DATED NOVEMBER 6, 1996
                              (ULTIMATE ANNUITY)

This Supplement revises information contained in the prospectus dated May 1, 2004 (as supplemented) for the Flexible Value variable annuity contract, the prospectus dated May 1, 2000 (as supplemented) for the SecurAnnuity variable annuity contract, and the prospectus dated November 6, 1996 (as supplemented) for the Ultimate Annuity variable annuity contract, issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

The Financial Industry Regulatory Authority (FINRA) maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

The corresponding sections of the prospectus are modified as follows:

ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY PAYMENTS

Annuity payments will be based on the annuity option selected, the annuitant's age and the annuitant's sex. However, where required by state law, the annuitant's sex will not be taken into account in calculating annuity payments. If you were issued a contract before state law mandated unisex annuity rates (if applicable in your state) and that contract had annuity rates that took the annuitant's sex into account, the annuity rates we use for that contract will not be less than the guaranteed rates in the contract when it was issued.

FEDERAL INCOME TAX STATUS

MINIMUM REQUIRED DISTRIBUTIONS

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving annuitized payments under your contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.

SUPP - 509 FLEXVALUE/SECURANNUITY/ULTIMATEANNUITY

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